Short Duration Income Fund (formerly Short Duration Securitized Bond Fund)
Summary Prospectus October 30, 2026

Class	Class A	Class C	I	Y
Ticker	DHEAX	DHECX	DHEIX	DHEYX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 30, 2026, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to https://diamond-hill.com/documents, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

The investment objective of the Diamond Hill Short Duration Income Fund (the “Fund” or the “Short Duration Income Fund”) (formerly known as “Diamond Hill Short Duration Securitized Bond Fund”) is to maximize total return consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Class A shares of a Diamond Hill Fund. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 20 of the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A1	Class C	Class I	Class Y
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of your purchase or redemption price)	1.00%[2]	1.00%[3]	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other expenses[4]	0.22%	0.22%	0.18%	0.05%
Total annual fund operating expenses	0.82%	1.57%	0.53%	0.40%

[1]	Class A shares were previously designated as Investor shares.

[2]	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

[3]	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class C shares made within 13 months following purchase.

[4]

Other expenses, which include Administration fees, for Class A and Class I shares have been restated to reflect current expenses. Other expenses for Class C shares are estimated for the current fiscal year.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except where otherwise indicated for Class C shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable maximum sales charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$433	$505	$694	$1,238
Class C (Sold)	263	496	855	1,867
Class C (Held)	160	496	855	1,867
Class I	54	170	296	665
Class Y	41	128	224	505

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategy

The Fund, under normal market conditions, intends to provide total return by investing in a diversified portfolio of fixed income securities, including bonds, debt securities and other similar U.S. dollar-denominated instruments issued by various U.S. public- or private-sector entities, by non-U.S. corporations or U.S. affiliates of non-U.S. corporations, including those in emerging markets. The Fund may invest a significant portion of its assets in securitized bond investments at the discretion of Diamond Hill Capital Management, LLC (the “Adviser”).

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | OCTOBER 30, 2026 | DIAMOND-HILL.COM

Short Duration Income Fund Summary	As of October 30, 2026

Securitized bond investments are also referred to as “structured product securities” or “structured products.” Securitized bond investments include interests in pools of secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and collateralized mortgage obligations (“CMOs”)), asset-backed securities (“ABS”), and other similar securities and related instruments.

Agency MBS are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities at the discretion of the Adviser.

Under normal circumstances, the Fund will maintain an average portfolio duration of less than three, although under certain market conditions, such as periods of significant volatility in interest rates and spreads, the Fund’s average duration may be longer than three. Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The Fund may invest in individual fixed income securities with effective durations in excess of three, provided, however, such investments are made within the constraints above.

The Fund may invest up to 35% of its assets in below investment grade securities, including those referred to as “junk bonds” (or the unrated equivalent) at the time of purchase.

When selecting securities for the Fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, prepayment risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed income markets, such as the diversity of participants working with different objectives and repeated temporary supply-demand imbalances. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for income and/or capital appreciation in relation to the risk borne.

Main Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk Asset-backed, mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages, are subject to certain risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

CMOs and stripped mortgage-backed securities, including those structured as interest only (“IOs”) and principal only (“POs”), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. CMOs are issued in multiple classes, and a class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities.

The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid. The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | OCTOBER 30, 2026 | DIAMOND-HILL.COM

Short Duration Income Fund Summary	As of October 30, 2026

Consumer Loans Risk Investments in consumer loans expose the Fund to additional risks beyond those normally associated with more traditional debt instruments. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner or that the Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Credit Risk There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Current Market Environment Risk Various sectors of the financial markets may experience an extended period of adverse conditions. Market uncertainty can increase dramatically, and these conditions may result in disruptions of the equity markets, periods of reduced liquidity, greater general volatility, and a contraction of availability of credit and lack of price transparency. In particular, certain types of securitized bond investments may come under stress due to economic factors and trends, such as higher than expected interest rates, property vacancies and consumer stress.

Government Securities Risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

High Yield Securities Risk The Fund will purchase fixed income securities rated below the investment grade category. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

Inflation Risk Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Interest Rate Risk The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

Liquidity Risk The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress. The Fund may not be able to meet the requests to redeem Fund shares without significant dilution of remaining investors’ interest in the Fund.

Management Risk The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual investments will perform as anticipated.

Market Risk The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries or overall securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, trade barriers, staff shortages and widespread public health issues affect the securities markets. These events may cause volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. In addition, governmental responses to these events may negatively impact the capabilities of the Fund’s service providers, disrupt the Fund’s operations, result in substantial market volatility and adversely impact the prices and liquidity of the Fund’s investments.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | OCTOBER 30, 2026 | DIAMOND-HILL.COM

Short Duration Income Fund Summary	As of October 30, 2026

Non-U.S. and Emerging Markets Risk The Fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries. As a result, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards. Trade tensions and sanctions on individuals and companies can contribute to market volatility, which may affect the Fund’s performance. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.

Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Performance

Effective October 30, 2026, the Fund changed its name and investment strategies. Performance for the periods prior to October 30, 2026 is based on the investment strategies utilized by the Fund under the name “Diamond Hill Short Duration Securitized Bond Fund.” The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and a supplemental index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	2Q 2020,	+5.26%
Worst Quarter:	1Q 2020,	-7.64%

The year-to-date return as of September 30, 2026 was 2.45% for the Class I shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/25

The average annual total returns for the Fund’s Class A shares below are reduced to reflect the maximum applicable front-end sales charge. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

Class C shares had not commenced operations prior to the date of this Prospectus. Performance information for Class C shares will be provided after Class C shares have been in operation for a full calendar year. Class C shares would have substantially similar annual returns to the classes presented herein because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses and sales charges.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | OCTOBER 30, 2026 | DIAMOND-HILL.COM

Short Duration Income Fund Summary	As of October 30, 2026

	Inception Date of Class	One Year	Five Years	Since Inception
Class I Before Taxes	07/05/16	6.60%	4.73%	4.25%
After Taxes on Distributions		4.03	2.69	2.48
After Taxes on Distributions and Sale of Fund Shares		3.87	2.72	2.48
Class A (formerly Investor) Before Taxes	07/05/16	3.52	3.88	3.66
Class Y Before Taxes	07/05/16	6.62	4.85	4.37
Bloomberg US Aggregate Bond Index		7.30	(0.36)	1.49
Bloomberg 1-3 Year US Government/Credit Index		5.35	1.97	2.02

The Fund’s broad-based securities market index is the Bloomberg US Aggregate Bond Index, which measures the performance of investment grade, fixed-rate taxable bond market and includes government and corporate bonds, agency mortgage-backed, asset-backed and commercial mortgage-backed securities (agency and non-agency).

The Bloomberg 1-3 Year US Government/Credit Index represents the index utilized by the Adviser for measuring performance. The Bloomberg 1-3 Year US Government/Credit Index measures the performance of investment grade government and corporate bonds with maturities of one to three years.

The indexes are unmanaged, include net reinvested dividends, do not reflect fees or expenses (which would lower the return), and are not available for direct investment.

Portfolio Management

Investment Adviser
Diamond Hill Capital Management, LLC

Portfolio Managers
Henry Song
Portfolio Manager
since 7/2016

Mark Jackson
Portfolio Manager
since 7/2016

Arthur Cheng
Portfolio Manager
since 10/2026

Buying and Selling Fund Shares

Minimum Initial Investment
Class A, Class C and Class I: $2,500
Class Y: $500,000

To Place Orders	Regular Mail: Diamond Hill Short Duration Income Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Overnight Delivery: Diamond Hill Short Duration Income Fund 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SUM-SD-103026

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | OCTOBER 30, 2026 | DIAMOND-HILL.COM